Summary:  Hereditary building right

     A contract dated March 1, 1990, between Lohss GmbH (grantor) and Rofin-Sinar (grantee) relating to the granting of a Erbbaurecht (hereditary building right) in the property in Hamburg. [The Erbbaurecht is an encumbrance upon real property consisting of a transferable and heritable right to build or develop the land above or below the surface. When the hereditrary building right expires, ownership of the construction passes automatically to the owner of the land. The holder of the hereditary building right is entitled to compensation.]

     The grantee is entitled to use the property without limitations, including the right to use, modify and dismantle the buildings and facilities, and to erect no buildings within the limitations of applicable building law. The Erbbaurecht has a term of 99 years. It may be transferred or encumbered without the consent of the grantor.

     As consideration for the Erbbaurecht, the grantee pays a one-time amount of DM 17,743,074. In addition, the grantee assumes all running costs, but is not obliged to provide insurance. Upon termination of the Erbbaurecht, the grantor will pay to the grantee an amount equalling to the market value of all buildings.

     The grantor will indemnify and hold harmless the grantee, without limitation in time, against any claims from public entities as well as other persons resulting from the environmental pollution situated on the property at the time of granting of the Erbbaurecht. In particular, such indemnification covers any necessary environmental clean-up measures with regard to such environmental pollution. However, the grantee to undertake at its own cost certain clean-up measures specified in the contract.

     The grantee grants the grantor a right of preemption regarding the sale of the Erbbaurecht. The grantor undertakes (in form of a purchase agreement under a condition precedent) to sell the property upon request by the grantee to the grantee or a person named by the grantee. In case of exercise of such option by the grantee, the purchase price will amount to DM 200,000 within the first 10 years, DM 300,000 within 10-30 years, DM 500,000 within 30-50 years, DM 700,000 within 50-70 years, DM 900,000 within 70-90 years, and DM 1,000,000 within 90-99 years after the entering of the Erbbaurecht in the land register.

                                     NOTAR



                                Dr. MANFRAD ASAM

                      RESIDENZSTRASSE 25-26/II . MUNCHEN 2

                             TELEFON (089) 22 51 91



ROFIN-SINAR Laser GmbH
Berzeliusstrasse 87

2000 Hamburg 74

                              URNr. A 0576 / 1990


Erbbaurechtsvertrag
- -------------------

Heute, den ersten Marz
neunzehnhundertneunzig
1.3.1990
erschienen vor mir,

Dr. Manfred A s a m ,

Notar mit dem Amtssitz in Munchen, an der Geschaftsstelle in 8000 Munchen 2, Residenzstrasse 25-26 II:

1)   Herr Dr. Peter Helmut W i r t h ,
     geboren am 31. Dezember 1946,
     Diplom-Physiker,
     geschaftsansassig in
     2000 Hamburg 74, Berzeliusstrasse 87,
     ausgewiesen durch seinen Personalausweis,

     nach seiner Erklarung hier handelnd nicht im eigenen Namen, sondern fur die

                             ROFIN-SINAR Laser GmbH
                            mit dem Sitz in Hamburg
                (Anschrift: 2000 Hamburg 74, Berzeliusstrasse 87)

     als deren gemeinschaftlich vertretungsberechtigter Geschaftsfuhrer mit Ermachtigung durch den weiteren gemeinschaftlich vertretungsberechtigten Geschaftsfuhrer, Herrn Johann Gorgmaier, welche mir in Urschrift vorgelegt wurde und dieser Urkunde in beglaubigter Abschrift beigeheftet ist.

     Hierzu bescheinige ich, Notar, aufgrund Einsicht in den beglaubigten Handelsregisterauszug des Amtsgerichts Hamburg vom 23. Februar 1990, HRB 18044, dass dort die Firma Rofin-Sinar Laser GmbH eingetragen ist und die Herren Dr. Peter Helmut Wirth und Johann Gorgmaier als Geschaftsfuhrer gemeinschaftlich zu deren Vertretung berechtigt sind.

2)   Herrn Eberhard L o h s s ,
     geboren am 12. Februar 1922,
     Kaufmann in
     2055 Aumuhle, Alte Hege 5,
     mir, Notar, personlich bekannt,

     nach seiner Erklarung hier handelnd
     a)    im eigenen Namen
     b)    fur die


                                 L o h s s  GmbH
                             mit dem Sitz in Glinde
                (Zuschriften: 2056 Glinde, Otto-Hahn-Strasse 5),

          wozu ich, Notar, aufgrund Einsicht in einen beglaubigten Handelsregisterauszug des Amtsgerichts Reinbek, HRB 1958 vom 2. Februar 1990, bescheinige, dass die vorgenannte Gesellschaft dort eingetragen sowie Herr Eberhard Lohss als Geschaftsfuhrer zu deren Einzelvertretung berechtigt und von den Beschrankungen des (S) 181 BGB befreit ist;

     c)   fur
          aa)  Frau Ilse L o h s s,
               geboren am 2. Mai 1920,
               Hausfrau in
               2055 Aumuhle, Alte Hege 5,
               nach Angabe ledig,

          bb)  Herrn Florian L o h s s,
               geboren am 4. Januar 1959,
               Student in 3300 Braunschweig, Adolfstrasse 59, nach Angabe im gesetzlichen Guterstand lebend,

          cc)  Herrn Christoph L o h s s,
               geboren am 27. Juni 1961
               Student in
               2055 Aumuhle, Alte Hege 9,
               nach Angabe ledig;

          dd)  Herrn Martin L o h s s,
               geboren am 14. Juli 1996,
               Student in
               2055 Aumuhle, Alte Hege 5,
               nach Angabe ledig;

          ee)  Herrn Oswin L o h s s,
               geboren am 11. Juni 1969,
               Zivildienstleistender in
               2055 Aumuhle, Alte Hege 5,
               nach Angabe ledig;

          ff)  Herrn Roland L o h s s,
               geboren am 29. Oktober 1963,
               Student in
               1000 Berlin 30, Rosenheimer Strasse 28,
               nach Angabe im gesetzlichen Guterstand lebend,


          gg)  Frau Cordula L o h s s,
               geborene Willecke,
               geboren am 5. August 1938,
               Hausfrau in
               2055 Aumuhle, Alte Hege 5,
               nach Angabe in Gutertrennung lebend,

          als Gesellschafter burgerlichen Rechts aufgrund der mir in Urschrift bzw. Ausfertigung vorgelegter und dieser Urkunde in beglaubigter Abschrift beigehefteten Vollmachten.

3)   Frau Edith Juliana B e c k e r,
     geborene Kehnel,
     geboren am 25. Juli 1931,
     Kauffrau in
     7507 Pfinztal, Jahlingersstrase 59-61,
     nach Angabe verwitwet und nicht in fortgesetzter Gutergemeinschaft lebend, mir, Notar, personlich bekannt;

4)   Frau Ursula B e c k e r - K o h m,
     geborene Becker,
     geboren am 18. Marz 1955,
     Betriebswirt (FH) in
     7505 Ettlingen 5 -Bruchhausen-,
     Linhardterstrasse 24,
     nach Angabe im gesetzlichen Guterstand lebend, mir, Notar, personlich bekannt;

5)   Frau Jutta B e c k e r,
     geboren am 2. September 1956,
     Diplom-Kauffrau in
     7507 Pfinztal, Johlingerstrasse 59-61,
     nach Angabe ledig,
     mir, Notar, personlich bekannt;

6)   Frau Karin B e c k e r,
     geboren am 25. September 1959,
     med.-techn. Assistentin in
     6000 Frankfurt, Konigslacherstrasse 38,
     nach Angabe ledig,
     mir, Notar, personlich bekannt;

Auf Ansuchen der Erschienenen beurkunde ich, nachdem ich mir am 18. Januar 1990 Kenntnis vom Grundbuchstand verschafft hatte, ihren bei gleichzeitiger Anwesenheit vor mir abgegebenen Erklarungen ensprechend folgendes:


                                      I.
                       Grundbuchstand, Vertragsgegenstand
                       ----------------------------------

1)   im Grundbuch des Amtsgerichts Hamburg von

                               B i l l b r o o k
                               Band 10 Blatt 364

     ist die Verkehrsbetriebe Hamburg-Holstein Aktiengesellschaft u.a. als Eigentumerin des folgenden Grundstucks der Gemarkung Billbrook eingetragen:

     Flurstuck 126   Moorfleeterstrasse,
                     Bahngelandezu 0,3965 ha

     Das Grundstuck ist in Abteilung II und III des Grundbuches unbelastet.

2)   Im Grundbuch des Amtsgerichts Hamburg von

                               B i l l b r o o k
                               Band 21 Blatt 682

     ist Frau Edith Juliana Becker, geborene Kehnel, als Eigentumerin des folgenden Grundstucks der Gemarkung Billbrook eingetragen:

     Flurstuck 603  Gebaude- und Freiflache,
                    Berzeliusstrase 63zu 0,5754 ha.

     Das Grundstuck ist in Abteilung II unbelastet und in Abteilung III belastet mit einer Briefgrundschuld zu DM 500.000,-- fur die Volksbank Durlach eGmbH Karlsruhe-Durlach und mit drei weiteren Briefgrundschulden zu DM 250.000,-- , DM 200.000,-- und DM 100.000,-- ebenfalls fur die Volksbank Durlach sowie einer Briefgrundschuld zu DM 150.000,-- fur die Eigentumerin Edith Juliana Becker, geborene Kehnel.

3)   Im Grundbuch des Amtsgerichts Hamburg von

                               B i l l b r o o k
                               Band 20 Blatt 651

     ist Frau Cordula Lohss, geborene Willecke, als Eigentumerin des folgenden Grundstucks der Gemarkung Billbrook eingetragen:

     Flurstuck 1210  Berzeliusstrase 87,
                     Gebaude- und Freiflache zuzu 0,1409 ha.

     Das Grundstuck ist in Abteilung II unbelastet und in Abteilung III belastet mit einer Buchgrundschuld zu DM 1.550.000,-- fur die Hamburger Landesbank mit dem Sitz in Hamburg und DM 1.500.000,-- fur die Deutsche Bank AG mit dem Sitz in Hamburg.

4)   Im Grundbuch des Amtsgerichts Hamburg von

                               B i l l b r o o k
                    Bank 15 Blatt 500 bzw. Band 21 Blatt 680

     sind Herr Eberhard Lohss und Frau Ilse Luise Melitta Lohss als Eigentumer in BGB-Gesellschaft der folgenden Grundstucke der Gemarkung Billbrook eingetragen:

     a)   Flurstuck 1209  Berzeliusstrase 83, 85, 89, Gebaude- und Freiflache,
                          Gewerbezu 1,4621 ha.

          Belastungen
          Abteilung II:
          -------------
          Leitungsrecht nebst Baubeschrankung fur die Hamburger Wasserwerke;

          Abteilung III:
          --------------
          Briefgrundschulden zu DM 500.000,--, DM 500.000,--, DM 200.000,--, DM
          500.000,--, DM 500.000,--, DM 350.000,--, DM 500.000,--, DM 500.000,--
          , DM 500.000,--, DM500.000,--, DM 400.000,--, DM 500.000,-- und
          DM 495.000,--, jeweils fur die Deutsche Bank Aktiengesellschaft in Hamburg (Hauptsitz Frankfurt/Main).

     b)   Flurstuck  1089, Billbrookdeich 186,
                     1136, Gebaude- und Frei-
                     1137  flache, Gewerbe,
                           Freiflachezu 1,1064 ha;

          dieses Grundstuck ist in Abteilung II belastet mit
          aa)  einem Forderbrunnenanlagenrecht samt Nebenrechten,
          bb)  einem Leitungsrecht nebst Baubeschrankung

          und in Abteilung III belastet mit den gleichen Briefgrundschulden wie vorstehend Flurstuck 1209, und zwar in Gesamthaft.


                                      II.
                                  Vorbemerkung
                                  ------------

1) Mit Urkunde des Notars Vollert Hemsen vom 6. Februar 1990, URNr. 201/1990, hat die Firma Lohss GmbH mit dem Sitz in Glinde der Verkehrsbetriebe Hamburg-Holstein Aktiengesellschaft ein Kaufangebot fur den Ankauf einer Teilflache von ca. 1.000 qm aus dem in Ziffer I.1) bezeichneten Grundstuck, Flurstuck 126, gemacht.

     Dieses Angebot hat die Verkehrsbetriebe Hamburg-Holstein Aktiengesellschaft mit Urkunde des Notars Dr. Friedrich Wessendorff vom 15. Februar 1990, URNr. 336/1990 angenommen.

     Die derzeit noch fehlenden Vollzugsvoraussetzungen wurden mit den Beteiligten erortert. Der erforderliche Antrag auf Vermessung wurde bereits durch den Architekten Winkelmann fur den Kaufer beim Vermessungsamt Hamburg gestellt.

2) Mit Urkunde des amtierenden Notars vom heutigen Tage, URNr. A 574/1990, hat Frau Edith Juliana Becker, geborene Kehnel, einzelne Miteigentumsanteile an dem vorstehend unter Ziffer I.2) bezeichneten Grundstuck Flurstuck 603 im Wege der gemischten Schenkung auf ihre Tochter, Frau Ursula Becker-Kohm, Frau Jutta Becker und Frau Karin Becker ubertragen. Mit anschliesender Urkunde haben die Erwerber und Frau Becker das vorbezeichnete Grundstsuck an die Firma Lohss GmbH mit dem Sitz in Glinde verkauft und aufgelassen. Die derzeit noch fehlenden Vollzugsvoraussetzungen wurden auch hier mit den Beteiligten erortert.

3) Mit weiteren Urkunden des amtierenden Notars vom heutigen Tage hat eine BGB-Gesellschaft, bestehend aus Herrn Eberhard und Frau IIse Lohss, in die zwischenzeitlich auch die Herren Florian, Christoph, Roland, Martin und Oswin Lohss aufgenommen worden sind - wozu enstprechende Grundbuchberichtigung bereits beantragt wurde - die unter Ziff.I.4) a) (hieraus Teilflache) und b) bezeichneten Grundstucke und hat eine weitere BGB-Gesellschaft, bestehend aus Frau Cordula Lohss und den Herren Florian, Christoph, Roland, Martin und Oswin Lohss das vorstehend unter Ziff. I.3) bezeichnete, an sie mit Urk.Nr. 1951/1989 des Notars Dr. Volker Hemsen in Glinde seitens der eingetragenen Eigentumerin aufgelassene Grundstuck FiSt.1210 an die Firma Lohss GmbH verkauft und aufgelassen. Die BGB-Gesellschafter sind selbst noch nicht im Grundbuch als Rechtsinhaber zur gesamten Hand eingetragen, jedoch liegen die ihrem Erwerb zugrundeliegenden Urkunden bereits dem Grundbuchamt vor. Auch die zu den Kaufvertragen derzeit noch fehlenden Vollzugsvoraussetzungen wurden mit den Beteiligten ausfuhrlich erortert.


                                      III.
                             Erbbaurechtsbestellung
                             ----------------------

Die Lohss GmbH mit dem Sitz in Glinde
- - nachstehend "der Grundstuckseigentumer" genannt -

raumt hierdurch der

ROFIN-SINAR Laser GmbH mit dem Sitz in Hamburg
- - nachstehend "der Erbbauberechtigte" genannt -

an den Flurstucken 1089, 1136, 1137, 1210, 603 (jeweils ganz) und an jeweils erst geometrisch zu vermessenden, den Vertragsteilen in der Natur jedoch nach Lage und Umfang genau bekannten Teilflachen von ca. 11.061 qm aus Flurstuck 1209 und ca. 1.000 qm aus Flurstuck 126, welche beide im beiliegenden und einen Bestandteil dieser Urkunde bildenden Lageplan (Anlage Ia) rot schraffiert eingezeichnet sind, vorbehaltlich der amtlichen Vermessung ein

                       G e s a m t e r b b a u r e c h t
gemas der Verordnung uber das Erbbaurecht vom 15. Januar 1919 -
Reichsgesetzblatt 1919 S. 7 -(Erbbaurechtsverordnung) ein, und zwar nach den folgenden Bestimmungen der (S)(S) 1 bis 6, die Inhalt des Erbbaurechts im Sinne von (S) 2 ErbbRVO sind.

Der vorgenannte Grundbesitz wird im folgenden auch kurz als "Erbbaugrundbesitz" bezeichnet.

Der Antrag auf Vermessung wurde durch den Architekten Winkelmann fur den Grundstuckseigentumer bereits gestellt.


                                     (S) 1
                   Vertragszweck, Bauvorhaben, Instandhaltung
                   ------------------------------------------

1)   a)   Der Erbbauberechtigte ist berechtigt, samtliche auf dem vorstehend bezeichneten Erbbaugrundbesitz derzeit bestehenden Gebaudlichkeiten, deren geografische Lage nebst genauer Beschreibung der Art der Gebaudlichkeiten aus dem weiterhin, beigefugten Lageplan (Anlage Ib) und der Anlage II ersichtlich ist, im Rahmen des Erbbaurechts umfassend zu nutzen und im Rahmen der nachstehenden Bebauungsart ohne besondere Genehmigung der Grundstuckseigentumer Gebaude- oder Ausenanlagen abzubrechen oder wesentlich zu verandern.

     b) Der Erbbauberechtigte ist weiterhin berechtigt, nicht jedoch verpflichtet, auf dem Erbbaugrundbesitz mehrere betriebliche
                                                  -------
          Fertigungs- und Lagegebaude mit Buro- und ahnlichen Raumen auf eigene Kosten zu errichten. Die Errichtung hat in Ubereinstimmung mit einem noch zu erstellenden Bebauungsplan bzw. sonstiger konkreter Weisungen der Bau- und/oder Umweltbehorde der Freien und Hansestadt Hamburg zu erfolgen.

2) Das Erbbaurecht erstreckt sich auf die fur die Erbbaurechtsbauwerke nicht erforderlichen Teile des Erbbaugrundbesitzes, sofern die
     Erbbaurechtsbauwerke wirtschaftlich die Hauptsache bleiben.

     Der jeweilige Erbbauberechtigte kann diese Teile des Erbbaugrundbesitzes im Rahmen des Erbbaurechtsvertrages in jeder fur ihn vorteilhaften Weise nutzen und benutzen, insbesondere fur Zufahrten und Zuwege, zum Einstellen von Kraftfahrzeugen, fur Lagerplatze und Hofraumzwecke, soweit baurechtlich zulassig.


                                     (S) 2
                                   Zeitdauer
                                   ---------

Das Erbbaurecht endet durch Zeitablauf nach 99 Jahren ab seiner Eintragung im Grundbuch.

                                     (S) 3

                                   Zustimmung
                                   ----------

Zu einer Verausserung oder Belastung des Erbbaurechts bedarf es keiner Zustimmung des Grundstuckseigentumers.

                                     (S) 4
                                 Lastentragung
                                 -------------

Der jeweilige Erbbauberechtigte hat wahrend der gesamten Dauer des Erbbaurechts alle offentlichen Lasten und Abgaben der Erbbaugrundstucke und des Erbbaurechts zu tragen; das gleiche gilt fur solche privatrechtlichen Lasten und Abgaben des Erbbaugrundbesitzes und des Erbbaurechts, die offentlichen Lasten ihrer Natur gleichstehen. Der Erbbauberechtigte hat danach fur den Erbbaugrundbesitz und das Erbbaurecht insbesondere zu tragen:

a)   die Grundsteuer,

b)   die Strasenreinigungs- und Mullabfuhrkosten sowie Kaminkehrergebuhren,

c) all Erschliesungsbeitrage im Sinne des (S) 127 Abs. 2 Baugesetzbuch und Anliegerbeitrage, einschliesslich Kostenerstattungsanspruche nach bestehenden Kommunalabgabegesetzen bzw. Satzungen der Freien und Hansestadt Hamburg sowie ahnliche offentliche Lasten fur Masnahmen, die der Erschliessung des Erbbaugrundbesitzes und der darauf zu errichtenden Erbbaurechtsbauwerke dienen; Beitragsbescheide, die auf der Grundlage von zum heutigen Zeitpunkt bereits erstellten Erschliesungsanlagen des Erbbaugrundbesitzes und der darauf zu errichtenden Erbbaurechtsbauwerke ergehen, sind jedoch von dem jeweils betroffenen Grundstuckseigentumer zu tragen;

d) die Lasten aus der Reinigungs- und Sicherungspflicht nach Masgabe der jeweils gultigen stadtischen Verordnung hinsichtlich der vor dem Erbbaugrundbesitz liegenden Strasen und Wege;

e)   die Kosten fur Wasser-, Gas- und Stromverbrauch.

                                     (S) 5
                                 Versicherungen
                                 --------------

Es wird ausdrucklich vereinbart, das der Erbbauberechtigte nicht verpflichtet ist, Versicherungsvertrage fur die Dauer des Erbbaurechts abzuschliesen oder aufrecht zu erhalten.


                                     (S) 6
         Entschadigung bei Erloschen des Erbbaurechts durch Zeitablauf
         -------------------------------------------------------------

1)   Bei Beendigung des Erbbaurechts durch Zeitablauf hat der
     Grundstuckseigentumer dem Erbbauberechtigten den dann geltenden Verkehrswert aller zum Erbbaurecht gehorender Bauwerke zu verguten, die in sein Eigentum ubergehen. Bei der Bewertung sind die vom Erbbauberechtigten aufgewendeten Erschliessungskosten mitzuberucksichtigen.

2) Kommt es uber die Hohe der Entschadigungssumme zwischen den Beteiligten zu keiner Einigung, so sind beide Vertragsteile verpflichtet, der Handelskammer Hamburg den Auftrag zu erteilen, bei zwei Sachverstandigen fur die Beurteilung von Grundstuckspreisen fur gewerbliche Objekte zwei Sachverstandigengutachten zu Handen der Vertragsparteien in Auftrag zu geben. Die Vertragsparteien sollen sich nach Vorliegen der Gutachten bemuhen, auf ihrer Basis eine Einigung uber die Entschadigungssumme zu erzielen. Kommt eine Einigung uber die Entschadigungssumme nicht zustande, so verpflichten sich die Vertragsbeteiligten die Han-delskammer Hamburg zu beauftragen, einen Obergutachter zu bestimmen, der auf der Grundlage der beiden Sachverstandigengutachten die Entschadigungssumme fur die Parteien verbindlich ermitteln soll. Der Obergutachter darf bei der Festsetzung der Entschadigungssumme die Festsetzungen der beiden vorliegenden Gutachten weder nach oben uberschreiten noch nach unten unterschreiten. Die vom Obergutachter festgesetzte Entschadigungssumme ist fur beide Vertragsteile verbindlich. Die Kosten der Gutachten tragen die Vertragsteile je zur Halfte. Die Entschadigungssumme ist innerhalb von sechs Monaten nach dem Erloschen des Erbbaurechts zu bezahlen und seit dem Tag des Erloschens mit 3% uber dem jeweiligen Bundesbankdiskontsatz zu verzinsen.


                                      IV.
                               Ausgleichszahlung
                               -----------------

1) Als Gegenleistung fur die Einraumung des vertragsgegenstandlichen Erbbaurechts hat der Erbbauberechtigte keinen fortlaufenden Erbbauzins, sondern eine einmalige Entschadigung zu zahlen. Diese betragt fur alle uberlassenen Grundstucke, unabhangig vom Ergebnis der amtlichen Vermessung als Festpreis netto DM 15.410.000,-- (i.W. Deutsche Mark funfzehn Millionen vierhundertzehntausend), wovon ein Teilbetrag von DM 2.550.000,-- (i.W. Deutsche Mark zwei Millionen funfhundertfunfzigtausend) auf den Grund und Boden und ein Teilbetrag von DM 12.860.000,- (i.W. Deutsche Mark zwolf Millionen achthundertsechzigtausend) auf die Gebaude entfallt.

     Der Erbbauberechtigte ist Unternehmer im Sinne des Umsatzsteuergesetzes und erwirbt das Erbbaurecht fur sein Unternehmen. Der Grundstuckseigentumer hat fur gegenwartigen Vertrag von der Moglichkeit einer Option nach (S) 9 UStG Gebrauch gemacht, so dass auf die Entschadigung Umsatzsteuer anfallt. Der Erbbauberechtigte verpflichtet sich daher, zusatzlich zur vereinbarten Entschadigung an den Grundstuckseigentumer die anfallende Umsatzsteuer zu entrichten. Die Bemessungsgrundlage hierfur ergibt sich aus der Entschadigung zuzuglich halftiger Grunderwerbsteuer. Unter Berucksichtigung des Urteils des BFH vom 10. Juli 1980 (Bundessteuerblatt II 1980 S. 620) erhoht sich die Entschadigung danach wie folgt:

Nettoentgeld                    DM 15.410.000,--
+ halftige Grunderwerbsteuer    DM     154.100,--
                                -----------------
USt-Bemessungsgrundlage         DM 15.564.100,--
hieraus 14% MWSt                DM   2.178.974,--
                                -----------------
Bruttoentschadigung             DM 17.743.074,--

2)   Fur die einzelnen Grundstucke werden dabei folgende Werte
     (Nettoentschadigungsanteile) angesetzt:

     a)   Fur die Teilflache aus Flurstuck 126 ein Betrag von DM 110.000,--;

     b)   Fur Flurstuck 603 ("Becker") ein Betrag von DM 2.800.000,--;

     c)   Fur Flurstuck 1210 (GBR "Cordula Lohss") ein Betrag von DM 5.800.000,
          --;

     d) Fur die Flurstucke 1209 (Teilflache), 1089, 1136, 1137 (GBR "Eberhard Lohss") ein Betrag von DM 6.700.000,--.

3) Hinsichtlich der Falligkeit der Abfindungsleistung nehmen die Vertragsteile auf die dieser Urkunde als Bestandteil beigefugte Anlage III Bezug.

4) Die unter Ziffer 1) vereinbarte Entschadigung ist ab Falligkeit bis zum Zahlungseingang (Wertstellung) auf dem jeweiligen Empfangerkonto laut Anlage III mit 10% p.a. zu verzinsen, wobei die Zinsen jeweils sofort zur Zahlung fallig sind.

5) Wegen der vorstehend eingegangenen Verpflichtung zur Zahlung einer einmaligen Entschadigung samt Zinsen unterwirft sich der Erbbauberechtigte der sofortigen Zwangsvollstreckung aus dieser Urkunde in sein Vermogen gegenuber dem jeweiligen Anspruchsberechtigten.


                                       V.
                Vereinbarung auserhalb des gesetzlich moglichen
                ------------------------------------------------
                         dinglichen Erbbaurechtsinhalts
                         ------------------------------

Zwischen dem Grundstuckseigentumer und dem Erbbauberechtigten wird hierdurch weiterhin folgendes vereinbart

1)   Ubergang von Besitz, Nutzen und Lasten
     --------------------------------------

     Die Besitzubergabe zur Ausubung des Erbbaurechts erfolgt mit vollstandiger Zahlung der in Abschnitt IV. vereinbarten Entschadigung.

     Grundsteuern und sonstige offentliche Abgaben (Kanal-, Strassenreinigung-, Mullabfuhr- und Schornsteinfegergebuhren), ferner etwaige Strassenbau- und sonstige Anliegerkosten tragt der Erbbauberechtigte ab diesem Tag der Besitzubergabe. Er tragt auch die Kosten des Wasser- und Stromverbrauchs, soweit diese Kosten die zur Errichtung kommenden Baulichkeiten und Anlagen betreffen, ab diesem Zeitpunkt.

     Mit dem Tag der Besitzubergabe enden die bestehenden Mietvertrage mit dem Erbbauberechtigten, nicht dagegen die Mietvertrage mit den Fremdmietern, die dem Erbbauberrechtigten bekannt sind und von ihm ubernommen werden.

2)   Gewahrleistung
     --------------

     a) Der Zustand der Erbbaugrundstucke ist dem Erbbauberechtigten bekannt. Der Grundstuckseigentumer ubernimmt keine Gewahr fur die endgultige Grosse und die Verwertbarkeit des Erbbaugrundbesitzes, insbesondere nicht fur dessen Bebaubarkeit. Der Grundstuckseigentumer weist den Erbbauberechtigten darauf hin, dass nach einem vorliegenden Sachverstandigengutachten des Gutachters Bodo Fischer, Umweltberatung, Hermannsstrase 40-46, 2000 Hamburg 1, vom 12. Dezember 1988 und vom
          10. Februar 1989 betreffend die Belastung der Erbbaugrundstucke mit wasser- und umweltgefahrdenden Stoffen - sogenannte "Altlasten" - derzeit ein Sanierungsbedarf besteht. Die Beteiligten verzichten ausdrucklich auf eine Beifugung der vorgenannten Gutachten als Anlage zur notariellen Urkunde. Die Beteiligten kommen uberein, dass das gesamte Risiko einer etwaigen Altlastensanierung allein von dem Grundstuckseigentumer zu tragen ist. Sollte somit der Erbbauberechtigte fur die Altlasten (z.B. als Zustandsstorer) verantwortlich gemacht werden, so verpflich-tet sich der Grundstuckseigentumer, ihn von allen gegen ihn gerichteten Anspruchen offentlich-rechtlicher Rechtstrager oder privater Personen in vollem Umfang freizustellen. Ausdrucklich wird vereinbart, dass diese Freistellungsverpflichtung nicht durch die kurze Verjahrung der Sachmangelgewahrleistung (S)(S) 459 ff, 477 BGB in irgendeiner Form eingeschrankt wird, sondern zeitlich unbegrenzt gilt. Die Freistellungsverpflichtung bezieht sich insbesondere auf jegliche Art von Sanierungsmasnahmen, die aufgrund der heute bereits vorhandenen Bodenverunreinigungen durch wasser- und umweltgefahrdende Stoffe wie etwa Schwermetalle, Ol, sonstige chemische Stoffe und dergleichen anfallen, ebenso fur etwaige andere im Boden bereits heute vorhandene Kontaminationen und sonstige gefahrliche Gegenstande.

          Der Grundstuckseigentumer versichert, das ihm verborgene wesentliche Sachmangel, insbesondere weitere - in den vorgelegten Gutachten nicht aufgefuhrte - sogenannte "Altlasten" nicht bekannt sind. Der Notar hat darauf hingewiesen, das ihn insoweit eine Aufklarungspflicht gegenuber dem Erbbauberechtigten trifft. Der Notar hat den Erbbauberechtigten darauf hingewiesen, das er trotz der vereinbarten Freistellungsverpflichtung fur sogenannte Altlasten als Zustandsstorer im Ausenverhaltnis verantwortlich gemacht werden kann. Ausgenommen von der Freistellungsverpflichtung soll nur ein Sanierungsbedarf sein, der aufgrund von Handlungen des Erbbauberechtigten (insbesondere Baumasnahmen auf dem Erbbaugrundstuck) entsteht oder aufgrund schuldhafter Eingriffe Dritter nach Besitzeinweisung des Erbbauberechtigten, soweit sich aus der folgenden Regelung nichts anderes ergibt. Der Erbbauberechtigte verpflichtet sich, folgende

          Sanierungsmasnahmen auf eigene Rechnung entsprechend den Vorgaben im Schreiben der Hamburger Umweltbehorde vom 06.02.1989 und des Gutachtens Fischer durchzufuhren:

          - Samtliche Grundstucke sind zu versiegeln, um das Eindringen von Oberflachenwasser in den Untergrund zu verhindern.

          - Es sind geregelte Grunzonen anzubringen, die das Eindringen von Wasser in den vorhandenen Stauwasserkorper gelenkt ermoglichen.

          - Ein Bodenaushub ist im Zuge der Sanierungen soweit wie moglich zu vermeiden, sollte er unumganglich sein, kann dieser auf dem Grundstuck verbleiben, mus aber in den Bereich der zu versiegelnden Flachen verbracht werden.

          - Samtliche Sanierungsmasnahmen mussen aufgrund der bestehenden Gesetzeslage in enger Zusammenarbeit mit den Behorden vorgenommen und abgestimmt werden.

          - Durch ein geeignetes Drainagensystem mus die Stauwasserfuhrung so gelenkt werden, das eine Abfuhrung des Stauwassers ermoglicht wird. Die Entsorgung des Sickerwassers kann nach dem Stand der Kenntnisse zur Zeit der Gutachterstellung uber die offentliche Kanalisation erfolgen.

          - Uberschreiten die selastungen des Sickerwassers die Einleitungswerte der Sielrichtlinien, mus eine Wasseraufbereitung bis zur Erreichung des Grenzwertes gemas des Standes der Technik erfolgen. Die Kosten sind abhangig von der Wassermenge, den Belastungen und dem zu diesem Zeitpunkt zu erreichenden Reinheitsgrad. Zwar sind die Kosten fur die Entsorgung der dann anfallenden Schlamme derzeit nicht kalkulierbar, es besteht jedoch unter den Vertragsteilen Einigkeit daruber, das samtliche damit im Zusammenhang stehenden Kosten vom Erbbauberechtigten zu tragen sind.

          - Anforderungen der Umweltbehorde in Hamburg in vergleichbaren Fallen haben deutlich gemacht, das als Sanierungsmasnahme eine Schutzpfahlgrundung notwendig wird, um eine Kontamination des Grundwassers durch Drainagenwirkung zu verhindern. Die daraus entstehenden Kosten sind derzeit nicht absehbar.

          - Der Erbbauberechtigte ist verpflichtet, samtliche vorstehenden Massnahmen entsprechend der vorlaufigen Genehmigung der Umweltbehorde vom 9. Februar 1989 abzustimmen und vorzunehmen.

          Das Risiko fur weitere Sanierungsmassnahmen, die notwendig werden sollten, obwohl sich der Erbbauberechtigte an alle Auflagen und Masnahmen des Gutachtens Fischer und des Schreibens der Umweltbehorde vom 9. Februar 1989 gehalten hat, tragt auch hinsichtlich der Kosten der Grundstuckseigentumer.

          Fur sogenannte "Altlasten" ist der Grundstuckseigentumer in der vorbezeichneten Form und in dem vorbezeichneten Umfang gewahrleistungspflichtig, im ubrigen wird jede Gewahrleistung fur etwaige Sachmangel ausgeschlossen.

     b) Der Grundstuckeigentumer verpflichtet sich, zum Zweck der Verschaffung der ersten Rangstelle fur das einzutragende Erbbaurecht auf eigene Kosten dafur zu sorgen, dass die eingetragenen Grundpfandrechte zur Loschung gelangen und in Abteilung II des Gundbuches eingetragene Belastungen hinter das hier bestellte Erbbaurecht im Rang zurucktreten, soweit keine Freigabe zu erlangen ist.

          Zum Zweck der Rangbeschaffung fur das Erbbaurecht hat der Erbbauberechtigte gleichzeitig am Erbbaurecht selbst die zurucktretenden Rechte inhaltsgleich neu zu bestellen, und zwar in ihrem bisherigen Rangverhaltnis zueinander, soweit bislang ein Rangverhaltnis nicht bestanden hat, gleichrangig an erster Rangstelle.

          Im ubrigen gewahrleistet der Grundstuckseigentumer die Freiheit des Erbbaurechts von allen Belastungen in Abteilung II und III des Grundbuches mit Ausnahme der unter Mitwirkung des Erbbauberechtigten selbst zur Eintragung kommenden Rechte.


3)   Verpflichtung zur Bestellung von Dienstbarkeiten
     ------------------------------------------------

     Der Grundstuckseigentumer und der Erbbauberechtigte verpflichten sich bereits hierdurch gegenseitig, auf Verlangen der Freien und Hansestadt Hamburg zur Sicherung von Geh-, Fahrt-und Leitungsrechten aller Art zugunsten der Freien und Hansestadt Hamburg sowohl am Erbbaugrundbesitz als auch am Erbbaurecht einerseits sowie andererseits wechselseitig fur den jeweiligen Grundstuckseigentumer bzw. fur den jeweiligen Erbbauberechtigten Dienstbarkeiten zu bestellen soweit die Bestellung derartiger Dienstbarkeiten im Zuge des Genehmigungsverfahrens fur weitere auf dem Erbbaugrundbesitz beabsichtigte Bauvorhaben des Erbbauberechtigten gefordert wird.

     Dabei sind die Rechte zu Lasten des Erbbaugrundstucks und zugunsten des jeweiligen Eigentumers des Erbbaugrundstucks aufschiebend bedingt auf das Erloschen des vertragsgegenstandlichen Erbbaurechts einzuraumen.

     Die vorgenannte Verpflichtung gilt in gleicher Weise auch fur die Bereitstellung von Seiten des Erbbauberechtigten gegenuber der Freien und Hansestadt Hamburg etwa nachzuweisenden Kfz-Stellplatzen auf dafur geeigneten Flachen des Erbbaugrundstucks und fur erforderliche Abstandsflachendienstbarkeiten oder andere nicht wertmindernde Dienstbarkeiten, die von der Freien und Hansestadt Hamburg im Zuge des Baugenehmigungsverfahrens etwa verlangt werden sollten.


                                      VI.
                            Allgemeine Bestimmungen
                            ------------------------

1)   Rechtsnachfolge
     ---------------

     Jeder Vertragsteil verpflichtet sich, die in diesem Erbbaurechtsvertrag ubernommenen Verpflichtungen, soweit sie nicht ohnehin kraft Gesetzes als Inhalt des Erbbaurechts auf Sonderrechtsnachfolger ubergehen, den jeweiligen Sonderrechtsnachfolgern mit der Massgabe aufzuerlegen, dass auch diese wiederum verpflichtet sind, ihre jeweiligen Sonderrechtsnachfolger in gleicher Weise zu binden.

2)   Teilunwirksamkeit, Notarermachtigung
     ------------------------------------

     a) Sollten einzelne Bestimmungen dieses Erbbaurechtsvertrages unwirksam sein oder werden, so bleibt der Vertrag im ubrigen gleichwohl gultig.

          Der Grundstuckseigentumer und der Erbbauberechtigte sind in einem derartigen Fall verpflichtet, die ungultige Bestimmung durch eine wirksame Regelung so zu erganzen bzw. zu ersetzen, dass der mit der ungultigen Bestimmung beabsichtigte wirtschaftliche Zweck moglichst gleichkommend verwirklicht wird.

          Entsprechendes gilt, wenn sich im Vertrag eine erganzungsbedurftige Lucke ergeben sollte.

     b) Bestimmungen dieses Erbbaurechtsvertrages, die nicht (dinglicher) Inhalt eines Erbbaurechts sein konnen, sollen als schuldrechtliche Verpflichtungen gleichwohl aufrechterhalten bleiben. Jeder Vertragsteil verpflichtet sich, die sich fur ihn aus derartigen Vereinbarungen ergebenden Verpflichtungen seinen samtlichen Rechtsnachfolgern gemass 1) mit Weitergabeverpflichtung aufzuerlegen.

          Der beurkundende Notar wird gleichzeitig allseits ermachtigt und beauftragt, erforderlichenfalls gegenuber dem Grundbuchamt derartige Bestimmungen zu bezeichnen und von den zu stellenden
          Eintragungsantragen auszunehmen.

          Er wird daruberhinaus allgemein beauftragt und ermachtigt, alle zur Durchfuhrung dieses Vertrages erforderlichen behordlichen Genehmigungen und Bescheinigungen -insbesondere die Genehmigungen nach
          (S) 19 Baugesetzbuch und sonstigen landesrechtlichen Vorschriften - einzuholen und entgegenzunehmen, wie uber seine gesetzliche Vollmacht hinaus Antrage auch getrennt zu stellen und zuruckzunehmen sowie den Inhalt der Urkunde erforderlichenfalls grundbuchmasigen Erfordernissen anzupassen.


                                      VII.
          Vormerkung, Verpflichtung zur Einigung, Grundbucherklarungen
          ------------------------------------------------------------

1) Zur Sicherung des Anspruchs des Erbbauberechtigten auf Verschaffung des Erbbaurechts bewilligen der "Grundstuckseigentumer" (Lohss GmbH) und alle an dieser Beurkundung mitwirkenden jeweiligen Voreigentumer und

                               b e a n t r a g t

     der Erbbauberechtigte die Eintragung entsprechender Vormerkungen gemass (S) 883 BGB an allen zum Erbbaugrundbesitz gehorenden Grundstucken bzw. Stammgrundstucken; Teilvollzug ist zulassig.

     Um eine sofortige Eintragung der Vormerkung am Erbbaugrundbesitz zu erreichen, treten samtliche Erschienenen im Wege des Schuldbeitritts der vom Grundstuckseigentumer ubernommenen Verpflichtung zur Verschaffung des Erbbaurechts - nicht jedoch den schuldrechtlichen Verpflichtungen aus Abschnitt V. dieser Urkunde - gegenuber dem Erbbauberechtigten bei und bewilligen ihrerseits die Eintragung der Vormerkungen an den Grundstucken, bezuglich derer sie jeweils als Eigentumer eingetragen sind.

2) Die Vertragsteile verpflichten sich, in der Nachtragsurkunde betreffend die Messungsanerkennung nach vollstandiger Zahlung der in der Anlage III bezeichneten Abfindungsleistungen neben der Erklarung der Einigung uber das Enstehen des Erbbaurechts am Erbbaugrundbesitz zur Eintragung in das Grundbuch zu bewilligen und zu beantragen:

     a)   Am Erbbaugrundbesitz
          (1)  Das Erbbaurecht an ausschliessend erster Rangstelle;
          (2) im Rang danach die derzeit bereits eingetragenen und im Rang ausweichenden Dienstbarkeiten;
          (3)  die Vormerkung gemass (S) 883 BGB aus der
               Ankaufsrechtsvereinbarung in Absatz XII. dieser Urkunde;

     b)   Am Erbbaurecht
          Hieran zu bestellende, gemass Abschnitt I. derzeit am
          Erbbaugrundbesitz eingetragene Dienstbarkeiten.

3) Vollzugsnachricht wird fur die Beteiligten und den Notar an den Notar erbeten; Teilvollzug der Urkunde ist moglich.

4) Die Beteiligten stimmen allen zur Beschaffung des Erstrangs erforderlichen Loschungen und Ranganderungen zu und beantragen den Vollzug im Grundbuch, auch am ganzen belasteten Grundbesitz.


                                     VIII.
                           Kosten und Ausfertigungen
                           -------------------------

1) Die Kosten dieser Urkunde, des grundbuchamtlichen Vollzuges einschliesslich der Kosten erforderlicher Genehmigungen und Bescheinigungen, der Rangbeschaffung fur das Erbbaurecht einschliesslich der Kosten fur die Neubestellung zurucktretender Rechte am Erbbaugrundbesitz sowie die anfallende Grunderwerbsteuer hat der Erbbauberechtigte zu tragen.

     Der Erbbauberechtigte verpflichtet sich zudem, dem Grundstuckseigentumer samtliche anfallenden Grunderwerbsteuern aus den vier vorangegangenen Kaufvertragen (vgl. Ziffer II.1) bis 3) zum Zeitpunkt der Falligkeit der Entschadigung gemass Anlage III zu erstatten sowie samtliche aufgrund dieser Kaufvertrage entstandenen Notar- und Grundbuchkosten mit Ausnahme der Kosten der Lastenfreistellung.

     Im Innenverhaltnis wird weiter vereinbart, dass der Teil der aufgrund gegenwartigen Vertrages geschuldeten Grunderwerbsteuer, der durch die Mehrwertsteuerausweisung zusatzlich entsteht und mit etwa DM 50.000,-- beziffert wird, vom Grundstuckseigentumer getragen werden muss.

2)   Von dieser Urkunde erhalten
     jeder Vertragsteil (nach Grundbuchvollzug) eine Ausfertigung sowie vorab je zwei beglaubigte Abschriften, das Amtsgericht Hamburg -Grundbuchamt- eine Ausfertigung, die Freie und Hansestadt Hamburg im Verfahren nach (S) 19 BauGB und sonstigen landesrechtlichen Vorschriften eine beglaubigte Abschrift, das Finanzamt Hamburg fur Grundbesitz und Verkehrssteuern -Grunderwerbsteuerstelle - eine einfache Abschrift, desgleichen das Vermessungsamt Hamburg.
     Die Kanzlei Westphal & Voges, Esplanade 41, 2000 Hamburg 36, und Herr
     Anton Haffner, Steuerberater, Allmendstrasse 10, 7505 Ettlingen, erhalten eine beglaubigte Abschrift.


                                      IX.
                                    Hinweise
                                    --------

Die Vertragsschliessenden anerkennen, durch den amtierenden Notar insbesondere hingewiesen worden zu sein auf

1) den Zeitpunkt und die Voraussetzungen fur die Entstehung des Erbbaurechts, hierunter die Erfordernisse der Beschaffung der ausschliessend ersten Rangstelle, der Erteilung der steuerlichen Unbedenklichkeitsbescheinigung, der bodenverkehrsrechtlichen Genehmigungen sowie der Beurkundung der Messungsanerkennung und Einigung nach Vorliegen des Ergebnisses der amtlichen Vermessung;

2) die Notwendigkeit der Beurkundung aller getroffenen Vereinbarungen und die moglichen Rechtsfolgen eines Verstosses hiergegen, wozu allseits versichert wird, dass Nebenabreden nicht getroffen worden sind;

3) die Haftung aller Vertragsteile fur die anfallenden Kosten und Grunderwerbsteuer.


                                       X.
                                  Teilvollzug
                                  -----------

Teilvollzug der Erbbaurechtsbestellung als solcher hinsichtlich der nicht zu vermessenden Grundstucksflachen wird von den Beteiligten ausdrucklich nicht gewunscht.


                                      XI.
                                 Vorkaufsrecht
                                 -------------

Der Erbbauberechtigte raumt dem Grundstuckseigentumer ein schuldrechtliches Vorkaufsrecht fur alle Falle eines Verkaufs des Erbbaurechts ein.

Fur das Vorkaufsrecht gelten die gesetzlichen Bestimmungen.

Eine dingliche Absicherung wird von den Beteiligten nicht gewunscht.


                                      XII.
                                  Ankaufsrecht
                                  ------------

Der Grundstuckseigentumer ist verpflichtet, das Grundstuck auf Verlangen des Erbbauberechtigten auf diesen oder auf einen von ihm zu benennenden Dritten zu ubertragen (Ankaufsrecht). Fur die Ausubung dieses hierdurch in der Rechtsform des aufschiebend bedingt abgeschlossenen Kaufvertrages begrundeten Ankaufsrechts gelten folgende Bedingungen bzw. folgender Vertragsinhalt, erganzend die gesetzlichen Vorschriften:

Das Ankaufsrecht kann jederzeit vom Erbbauberechtigten ausgeubt werden und wird fur die gesamte Laufzeit des Erbbaurechts eingeraumt.

Der Kaufvertrag kommt mit Zugang der Ausubungserklarung beim
Grundstuckseigentumer zustande.

Als Kaufpreis fur die Grundstucke wird folgendes festgelegt:
Erfolgt die Ausubung des Ankaufsrechts innerhalb von zehn Jahren ab Eintragung des Erbbaurechts im Grundbuch gerechnet, so betragt der Kaufpreis DM 200.000,-- (i.W. Deutsche Mark zweihunderttausend), nach 10 Jahren bis 30 Jahren DM 300.000,-- (i.W. Deutsche Mark dreihunderttausend), nach 30 Jahren bis 50 Jahren DM 500.000,-- (i.W. Deutsche Mark funfhunderttausend), nach 50 Jahren bis 70 Jahren DM 700.000,-- (i.W. Deutsche Mark siebenhunderttausend), nach 70 Jahren bis 90 Jahren DM 900.000,-- (i.W. Deutsche Mark neunhunderttausend) und danach bis zum Ablauf des Erbbaurechts DM 1.000.000,-- (i.W. Deutsche Mark eine Million).

Eine Wertsicherungsklausel soll ausdrucklich nicht vereinbart werden.

Der Kaufpreis ist jeweils Zug um Zug gegen Erklarung der dinglichen Einigung ("Auflassung") und Aushandigung der zur etwaigen Lastenfreistellung erforderlichen Unterlagen in grundbuchtauglicher Form zu bezahlen. Der Erbbauberechtigte oder der von ihm zu benennende Dritte hat Belastungen des Grundbesitzes nur insoweit zu ubernehmen, als dies in Anrechnung auf den Kaufpreis ausdrucklich gewunscht wird.

Die Ubergabe der Grundstucke und die Ubernahme der Nutzen und Lasten sowie der Gefahren und Haftungen aller Art erfolgen zum Zeitpunkt der Ausubung des Ankaufsrechts; die Ubernahme des Grundbesitzes erfolgt in dem Zustand, in dem er sich am Tag der notariellen Beurkundung der dinglichen Einigung befindet. Mangelrugen jeder Art sind ausgeschlossen.

Samtliche im Zusammenhang mit der Ausubung dieses Ankaufsrechts entstehenden Kosten, insbesondere auch eventuell anfallende Grunderwerbsteuern hat der Erbbauberechtigte bzw. der von ihm als Erwerber zu benennende Dritte zu tragen.

Der Erbbauberechtigte nimmt die Einraumung dieses Ankaufsrechts hiermit ausdrucklich an.

Zur Sicherung des Anspruchs auf Ubereignung aus diesem aufschiebend bedingt abgeschlossenen Kaufvertrag wird die Eintragung einer Vormerkung gemass (S) 883 BGB an allen Erbbaugrundstucken vom Grundstuckseigentumer bewilligt und vom Erbbauberechtigten

b e a n t r a g t.

                                     XIII.
                                Rucktrittsrecht
                                ---------------

Sollten die Voraussetzungen fur den Eintritt der Falligkeit fur die vereinbarte Entschadigung bis zum 30. November 1990 nicht eingetreten sein, kann der Erbbauberechtigte durch schriftliche Erklarung gegenuber dem Grundstuckseigentumer von vorstehendem Erbbaurechtsvertrag zurucktreten. Alle durch diesen Vertrag und seine Ruckabwicklung veranlassten sowie in diesem Vertrag vom Erbbauberechtigten ubernommenen Kosten gehen in diesem Fall zu Lasten des Grundstuckseigentumers.

Fur den Fall des Rucktritts werden die Parteien sich bemuhen, andere vertragliche Regelungen zu treffen, die dem Erbbauberechtigten eine langfristige Nutzung der in diesem Vertrag genannten Grundstucke und Gebaude und eine zusatzliche Bebauung ermoglichen.

                                      XIV.

                          Guterrechtliche Versicherung
                          ----------------------------

Der Erschienene zu 2) versichert hiermit sowohl zu diesem Erbbaurechtsvertrag als auch zu den diesamtlichen Kaufvertragen vom heutigen Tage, URNrn. A 571 und A 572, dass seine im gesetzlichen Guterstand lebenden Sohne, die Herren Florian und Roland Lohss, im Rahmen dieser Vertrage nicht uber ihr gesamtes oder wesentliches Vermogen im Sinne des (S) 1365 BGB verfugen und somit eine Zustimmung des jeweiligen Ehegatten nicht erforderlich ist.

     Vorgelesen vom Notar samt Anlagen II und III, nach Vorlage und Durchsicht der beigefugten
     Planunterlagen von den Beteiligten genehmigt und eigenhandig unterschrieben:

/S/Peter Wirth           /S/Eberhard Lohss
/S/Edith Juliana Becker
/S/Ursula Becker-Kohm
/S/Karin Becker      /S/Jutta Becker

[stamp of the notary]  /S/Asam, notary